UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2014

Clearfield, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-16106	41-1347235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5480 Nathan Lane North, Suite 120, Plymouth, MN	55442
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (763) 476-6866

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 7 are not applicable and therefore omitted.

Item 8.01. Other Events.

On November 13, 2014, Clearfield, Inc. (the "Company") issued a press release announcing that its board of directors has authorized a program for the repurchase of up to $8 million of the Company's common stock. Repurchases of common stock will be made in accordance with Rule 10b-18 of the Securities Exchange Act of 1934. The press release announcing the repurchase program is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release Issued by Clearfield, Inc. on November 13, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearfield, Inc. (Registrant)
November 13, 2014 (Date)	/s/ DANIEL HERZOG Daniel Herzog Chief Financial Officer